Exhibit (a)(1)(ii)
This Letter of Transmittal is being used with respect to the following Notes of CSK Auto, Inc. (check only one):
            ☐      3 3/8% Senior Exchangeable Notes due 2025 (CUSIP Nos. 12637K AH4 (Restricted)
and 12637K AJ0 (Registered))
            ☐      4 5/8% Senior Exchangeable Notes due 2025 (CUSIP No. 12637K AK7)
CSK AUTO, INC.
LETTER OF TRANSMITTAL AND CONSENT
Pursuant to the Offer to Purchase and Consent Solicitation Statement
Dated June 19, 2006
The Offers will expire at 5:00 p.m., New York City time, on Tuesday, July 18, 2006 (such date and time, as we may extend it from time to time, the “Expiration Time”). Registered holders (“Holders”) of Notes must validly tender (and not validly withdraw) their Notes at or prior to the Expiration Time to be eligible to receive the Tender Offer Consideration.
The Depositary for the Offers is:
The Altman Group, Inc.
By facsimile:
(For Eligible Institutions Only):
(201) 460-0050
Confirm by Telephone:
(201) 806-7300
By Mail, Hand or Overnight Courier:
1200 Wall Street West, 3rd Floor
Lyndhurst, New Jersey 07071
For Information Call:
(201) 806-7300
      DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
      The Tender Offer Consideration will be paid in respect of Notes validly tendered (and not validly withdrawn) at or prior to the Expiration Time and that are accepted for payment.
      The Instructions contained herein should be read carefully before this Letter of Transmittal and Consent is completed.
      HOLDERS THAT WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE OFFERS MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR NOTES TO THE DEPOSITARY AT OR PRIOR TO THE EXPIRATION TIME. TENDERS OF NOTES MAY BE VALIDLY WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION TIME.

      All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation Statement of CSK Auto, Inc., an Arizona corporation (“CSK”), dated June 19, 2006 (as the same may be amended or supplemented from time to time, the “Statement”).
      This Letter of Transmittal and Consent (this “Letter of Transmittal”) is to be used by Holders if tender of Notes is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Statement under the caption “The Tender Offers and Consent Solicitations — Procedures for Tendering Notes and Delivering Consents,” and instructions are NOT being transmitted through the DTC Automated Tender Offer Program (“ATOP”).
      Holders can execute the tender through ATOP. DTC participants that are accepting the Offers must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary’s account at DTC. If Notes are being tendered pursuant to the Offers, DTC will then send an Agent’s Message to the Depositary for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offers as to execution and delivery of a Letter of Transmittal (including delivery of a Consent) by the participant identified in the Agent’s Message.
      Delivery of documents to DTC does not constitute delivery to the Depositary. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offers.
      NO OFFER IS BEING MADE TO (NOR WILL TENDER OF NOTES OR DELIVERY OF CONSENTS BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF SUCH OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.
      Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to the Information Agent and requests for additional copies of the Statement and this Letter of Transmittal may be directed to the Information Agent, whose address and telephone number appear on the back page of this Letter of Transmittal. See Instruction 10.

TENDER OF NOTES

☐     CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

TENDER OF NOTES
      To effect a valid tender of Notes through the completion, execution, and delivery of this Letter of Transmittal, the undersigned must complete the table below entitled “Description of Tendered Notes” and sign this Letter of Transmittal where indicated.

DESCRIPTION OF TENDERED NOTES

Aggregate
	Name(s) and Address(es) of Registered		Aggregate	Principal
Series of Notes Being	Holder(s) or Name of DTC Participant		Principal	Amount(s) of
Tendered/CUSIP	and Participant’s DTC Account Number	Certificate	Amount(s)	Notes Tendered
Numbers	in Which Notes are Held	Number(s)*	Represented	in the Offers**

* Need not be completed by Holders tendering by book-entry transfer
** Unless otherwise specified, it will be assumed that the entire principal amount represented by the Notes described above is being tendered in the Offers.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      The undersigned hereby tenders to CSK Auto, Inc. (“CSK”), upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated June 19, 2006 (the “Statement”), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and Consent (“Letter of Transmittal”), the principal amount of Notes indicated in the table above entitled “Description of Tendered Notes” under the column heading “Aggregate Principal Amount(s) of Notes Tendered in the Offers.” Capitalized terms used herein without definition shall have the meanings specified in the Statement.
      CSK’s obligation to accept payment, and to pay for, Notes validly tendered pursuant to the Offers is conditioned upon, among other things, satisfaction of certain conditions described in the Statement.
      Subject to, and effective upon, the acceptance of payment of, and payment for, the aggregate principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the Offers, the undersigned hereby sells, assigns, and transfers to, or upon the order of, CSK all right, title, and interest in and to all of the Notes tendered hereby. The undersigned irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of CSK) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, CSK, (ii) present such Notes for transfer of ownership on the books of CSK, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Offers, as described in the Statement.
      The undersigned hereby consents to the Proposed Amendments to the Indenture, the Waiver, and the Withdrawal and to the execution of one or more Supplemental Indentures giving effect to the Proposed Amendments.
      The undersigned understands that tenders of Notes in the Offers may be withdrawn by notice of withdrawal received by the Depositary at any time at or prior to the Expiration Time. In the event of a termination of an Offer, Notes tendered pursuant to such Offer will be credited to the account maintained at DTC from which such Notes were delivered. If CSK makes a material change in the terms of, or information concerning, an Offer, CSK will disseminate additional Offer materials to the Holders and extend such Offer to the extent required by law.
      The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Statement and in the instructions hereto and acceptance of such Notes by CSK will constitute a binding agreement between the undersigned and CSK upon the terms and subject to the conditions of the Offers. For purposes of the Offers, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which CSK have waived such defect) will be deemed to have been accepted by CSK if, as and when CSK gives oral or written notice thereof to the Depositary.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, and transfer the Notes tendered hereby, and that when such tendered Notes are accepted for purchase and payment by CSK, CSK will acquire good title thereto, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by CSK to be necessary or desirable to complete the sale, assignment, and transfer of the Notes tendered hereby and to give effect to the Consent.
      All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors, and assigns of the undersigned.
      The undersigned understands that delivery and surrender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to CSK. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by CSK, in its sole discretion, which determination shall be final and binding.
      Unless otherwise indicated herein under “A. Special Issuance/ Delivery Instructions,” the undersigned hereby request(s) that any Notes representing aggregate principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned by credit to the account of DTC. Unless otherwise indicated herein under “B. Special Issuance/ Delivery Instructions,” the undersigned hereby request(s) that any checks for payments of the Tender Offer Consideration be issued to the order of, and delivered to, the undersigned.
      In the event that the box entitled “A. Special Issuance/ Delivery Instructions” is completed, the undersigned hereby request(s) that any Notes representing aggregate principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that CSK has no obligation pursuant to the box entitled “A. Special Issuance/ Delivery Instructions” to transfer any Notes from the names of the registered holder(s) thereof if CSK does not accept for purchase any of the aggregate amount of such Notes so tendered. In the event that the box entitled “B. Special Issuance/ Delivery Instructions” is completed, the undersigned hereby request(s) that checks for payment of the Tender Offer Consideration be issued in the name(s) of, and be delivered to, the person(s) and address(es) therein indicated.

PLEASE SIGN ON THIS PAGE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES
REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

          This Letter of Transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on certificate(s) for Notes(s) or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted therewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers or corporations or others acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.

X

X

Signature(s) of Registered Holder(s) or Authorized Signatory

Dated: ______________________________, 2006

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No.:

IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 HEREIN OR FORM W-8, AS APPLICABLE
SIGNATURE GUARANTEE (See Instructions 1 and 5)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Title)

Date ______________________________, 2006

A. SPECIAL ISSUANCE/ DELIVERY
INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if Notes in an aggregate principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to be issued to an address different from that shown in the box entitled “Description of Tendered Notes” within this Letter of Transmittal.
Name:

(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 Herein)
B. SPECIAL ISSUANCE/ DELIVERY
INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
   To be completed ONLY if the payment of the Tender Offer Consideration is to be made to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled “Description of Tendered Notes” within this Letter of Transmittal.
Name:

(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 Herein)

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offers
      1.     Signature Guarantees. A Medallion Signature Guarantor (as defined in the Statement) must guarantee the signatures on this Letter of Transmittal, unless the Notes tendered hereby are tendered (i) by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) that has not completed any of the boxes entitled “Special Issuance/ Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In other words, a Medallion Signature Guarantor must guarantee the signatures on this Letter of Transmittal if Notes are tendered other than for the account of an Eligible Institution and (a) the Notes are registered in the name of a person other than the signer of this Letter of Transmittal, (b) Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder, or (c) payment of the Tender Offer Consideration is to be made to a person other than the registered Holder. See Instruction 5.
      2.     Delivery of this Letter of Transmittal and Notes. This Letter of Transmittal is to be completed by Holders if tender of Notes is to be made by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures under the caption “The Tender Offers and Consent Solicitations — Procedures for Tendering Notes and Delivering Consents,” in the Statement, and instructions are not being transmitted through ATOP. Confirmation of a book-entry transfer into the Depositary’s account at DTC of all of Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof or Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein at or prior to the Expiration Time. Delivery of documents to DTC does not constitute delivery to the Depositary.
      The method of delivery of this Letter of Transmittal, the Notes and any other required documents, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Delivery will be deemed made only when actually received by the Depositary.
      No alternative, conditional, or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof or Agent’s Message), waive any right to receive any notice of the acceptance of their Notes for payment.
      3.     Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or aggregate principal amount represented by the Notes should be listed on a separate signed schedule attached thereto.
      4.     Partial Tenders. Tenders of Notes will be accepted only in aggregate principal amounts equal to $1,000 or integral multiples thereof. If Holders wish to tender with respect to less than the entire aggregate principal amount evidenced by any Notes submitted, such Holders must fill in the aggregate principal amount that is to be tendered in the column entitled “Aggregate Principal Amount(s) of Notes Tendered in the Offers.” In the case of a partial tender of Notes, as soon as practicable after the Expiration Time, new certificates for the remainder of the Notes that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal. The entire aggregate principal amount that is represented by Notes delivered to the Depositary will be deemed to have been tendered in the relevant Offer with respect to the entire aggregate principal amount of such Notes, unless otherwise indicated.
      5.     Signatures on this Letter of Transmittal, Instruments of Transfer, and Endorsements. If this Letter of Transmittal is signed by the registered Holders of the Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.
      If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

      If this Letter of Transmittal or any Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation, or other person acting in, a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to CSK of such person’s authority to so act must be submitted.
      When this Letter of Transmittal is signed by the registered Holders of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased pursuant to the Offers are to be issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.
      If this Letter of Transmittal is signed other than by the registered Holders of the Notes listed, the Notes must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name or names of the registered Holders appear on the Notes, and signatures on such Notes or instruments of transfer are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.
      6.     Special Issuance and Special Delivery Instructions. If a check and/or certificates for untendered Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such Notes are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate “Special Issuance/ Delivery Instructions” boxes on this Letter of Transmittal should be completed. All Notes not accepted for payment will be returned by crediting the account at DTC designated above as the account from which such Notes were delivered.
      7.     Transfer Taxes. Except as set forth in this Instruction 7, CSK will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the Offers. If payment of the Tender Offer Consideration is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the Tender Offer Consideration, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
      8.     Waiver of Conditions. The conditions of the Offers may be amended or waived by CSK, in whole or in part, at any time and from time to time in CSK’s sole discretion.
      9.     Substitute Form W-9. A tendering Holder (or other payee) may be required to provide the Depositary with such Holder’s correct taxpayer identification number (“TIN”), generally the Holder’s Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the Holder (or other payee) is not subject to backup withholding. See “Important Tax Information” below for more details.
      10.     Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Statement or this Letter of Transmittal may be directed to the Information Agent at the telephone number and location listed on the back cover of the Statement. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers.
      11.     Brokerage Commissions. No brokerage commissions are payable by Holders of the Notes to the Information Agent, CSK, or the Depositary.
      12.     Proposed Amendments. The Proposed Amendments, the Waiver, and the Withdrawal constitute a single proposal, and a tendering and consenting Holder must consent to the Proposed Amendments, the Waiver, and the Withdrawal as an entirety and may not consent selectively with respect to certain of the Proposed Amendments and/or the Waiver and/or the Withdrawal.
      IMPORTANT: This Letter of Transmittal (or a facsimile thereof or Agent’s Message), together with Notes and all other required documents, must be received at or prior to the Expiration Time with respect to Holders wishing to receive the Tender Offer Consideration.

IMPORTANT TAX INFORMATION
       Under United States federal income tax law, a Holder whose tendered Notes are accepted for payment may be subject to backup withholding at a rate of 28% on all reportable payments received pursuant to the Offers. To prevent backup withholding on such payments, the Holder is generally required to provide the Depositary with such Holder’s correct social security number or employer identification number (each a Taxpayer Identification Number or a “TIN”) by completing the enclosed Substitute Form W-9, including certifying that the TIN provided on the form is correct (or that such Holder is awaiting a TIN) and that (i) the Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report interest or dividends or (ii) after being so notified, the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding. Alternatively, a Holder can prevent backup withholding by providing a basis for an exemption from backup withholding. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, payments made to such Holder with respect to Notes accepted for purchase pursuant to the Offers may be subject to backup withholding, and the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service.
      Each Holder is required to give the Depositary the TIN of the record holder of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. A Holder who does not have a TIN should write “Applied For” in Part I of the Substitute Form W-9 if such Holder has applied for a number or intends to apply for a TIN in the near future. If “Applied For” is written in Part I, the Holder must also complete the “Certificate of Awaiting Taxpayer Identification Number” in Part IV. In such case, reportable payments that are received pursuant to the Offers will generally be subject to backup withholding unless the Holder has furnished the Depositary with his or her TIN by the time such payment is made. A Holder who writes “Applied For” in Part I should complete Part III and should furnish the Depositary with such Holder’s TIN as soon as it is received.
      Certain Holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. Holders should indicate their exempt status in Part II of the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI, or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to that Holder’s exempt status.
      If backup withholding applies, the Depositary is required to withhold tax at the applicable withholding rate (which is currently 28%) on any reportable payments paid to a Holder pursuant to the Offers. Backup withholding is not an additional U.S. federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the U.S. federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
      Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

PAYER’S NAME: THE ALTMAN GROUP, INC., AS DEPOSITARY
PAYEE’S NAME:

PAYEE’S ADDRESS:

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I: Taxpayer Identification Number (TIN) Social Security Number OR	Part II: For Payees Exempt from Backup Withholding Payees exempt from backup withholding should write “Exempt” on the line below

Employer Identification Number (If awaiting TIN write “Applied For” and complete Parts III and IV)

Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part III: — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

, 2006

Signature of U.S. Person	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9

Part IV: CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I Certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me pursuant to the offer will be withheld.

, 2006

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

For this type of account:
Give NAME and
SOCIAL SECURITY
number (SSN) of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.	Sole proprietorship or single- owner LLC	The owner (3)

For this type of account:
Give NAME and
EMPLOYER
IDENTIFICATION
number (EIN) of:

6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)
7.	Corporation or LLC electing corporate status under Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code.
Obtaining a Number.
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, from the local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from the Internal Revenue Service (the “IRS”) and apply for a number.
Payees Exempt from Backup Withholding.
The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys’ fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.
(1) A corporation.
(2) An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
(3) The United States or any of its agencies or instrumentalities.
(4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.
(6) An international organization or any of its agencies or instrumentalities.
(7) A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or custodian or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15) A trust exempt from tax under section 664 or described in section 4947.
  Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt interest dividends under section 852).
•	Payments described in section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under section 1451.
•	Payments made by certain foreign organizations.
  Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.
Privacy Act Notice. Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties.
(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE

     Any requests for assistance or for additional copies of the Statement, this Letter of Transmittal, and any other documents related to the Offers may be directed to the Information Agent at the telephone number and the address set forth below.
      Any questions or requests for assistance may be directed to Information Agent at the address and telephone number set forth below. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Offers.
The Information Agent for the Offers is:
The Altman Group, Inc.
1200 Wall Street West, 3rd Floor
Lyndhurst, New Jersey 07071
Attention: Jim Montano
Phone: (201) 806-7300
Fax: (201) 460-0050
The Depositary for the Offers is:
The Altman Group, Inc.
By facsimile:
(For Eligible Institutions Only):
(201) 460-0050
Confirm by Telephone:
(201) 806-7300
By Mail, Hand or Overnight Courier:
1200 Wall Street West, 3rd Floor
Lyndhurst, New Jersey 07071